ADVANCED SERIES TRUST

AST Mid-Cap Value Portfolio

Supplement dated January 27, 2016 to the Currently Effective Summary Prospectus

This supplement should be read in conjunction with the currently effective Summary Prospectus (the Summary Prospectus) for the AST Mid-Cap Value Portfolio (the Portfolio), a series of the Advanced Series Trust (the Trust), and should be retained for future reference. The Portfolio referenced herein may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Summary Prospectus.

The Board of Trustees of the Trust recently approved changing the name of the Portfolio to the AST WEDGE Capital Mid-Cap Value Portfolio. This change is expected to become effective on or about April 25, 2016.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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